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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)
__________________________

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
CALIX, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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EXPLANATORY NOTE

On March 27, 2026, Calix, Inc. (the “Company”) filed with the Securities and Exchange Commission a definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 14, 2026, at 10:45 a.m. Pacific Daylight Time.

This supplement to the Proxy Statement (this “Supplement”) is being filed to include additional information related to the Pay Versus Performance disclosure in the Proxy Statement, specifically to add to Footnote 2 of the Pay Versus Performance disclosure a reconciliation of the “Compensation Actually Paid” to the “Summary Compensation Table” for the 2025 performance year. The changes are included in bold in the revised disclosure below.

Except as specifically updated and amended by this Supplement, all information set forth in the Proxy Statement remains unchanged and should be considered in casting your vote by proxy or in person at the Annual Meeting. This Supplement should be read together with the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” shall be deemed to include the Proxy Statement as amended by this Supplement. Defined terms used but not defined in this Supplement have the meanings set forth in the Proxy Statement.

If you have already submitted your vote, you do not need to take further action. Information on how to vote your shares and how to change your vote or revoke your proxy is contained in the Proxy Statement beginning on page 2 under the caption “The Proxy Process and Stockholder Voting – Questions and Answers about this Proxy Material and Voting.” We urge you to vote your shares prior to the Annual Meeting by using one of the methods described in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 14, 2026. This Supplement is being filed with the SEC on April 2, 2026. This Supplement, as well as the Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2025 Annual Report on Form 10-K are available under “SEC Filings” in the Investor Relations section of our website at investor-relations.calix.com.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following disclosure is provided about the relationship between executive compensation and the Company’s performance on select financial metrics. The “Compensation Actually Paid” and other compensation figures shown here are calculated in accordance with applicable regulatory guidance. More information on our compensation program and decisions for the 2025 performance year can be found in the Compensation Discussion and Analysis section.

	PEO-Michael Weening (President & CEO)		PEO-Carl Russo (Former CEO)				Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2)	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (1) (3)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2) (3)	Total Shareholder Return ($) (4)	Peer Group Total Shareholder Return ($) (5)	Net Income (in millions) ($) (6)	Non-GAAP Operating Income (in millions) ($) (7)
2025	10,820,080	16,180,108	n/a	n/a	9,079,871	9,653,386	178	217	18	110
2024	8,265,659	2,278,161	n/a	n/a	6,507,529	2,816,175	117	184	(30)	31
2023	7,155,795	(13,126,694)	n/a	n/a	6,461,941	(2,804,301)	147	136	29	94
2022	22,278,030	17,458,995	3,866,660	(1,092,938)	6,724,491	5,951,904	230	116	41	99
2021	n/a	n/a	7,726,910	30,362,780	4,914,250	15,939,257	269	148	238	96
(1)These amounts reflect the total compensation, as disclosed in the Summary Compensation Table, paid to our CEO (Mr. Weening in 2025, 2024, 2023 and 2022 and Mr. Russo in 2022 and 2021) and the average total compensation for our non-PEO NEOs in 2025, 2024, 2023, 2022 and 2021.

(2)Compensation Actually Paid represents the total compensation from the Summary Compensation Table for each of our CEOs and the average total compensation for our non-PEO NEOs as adjusted to reflect changes in the fair value of our outstanding stock option awards in accordance with Item 402(v) of Regulation S-K. The table below details the adjustments for 2025.

		2025
		PEO (Weening) ($)	Average Non-PEO NEOs ($)
Summary Compensation Table Total		10,820,080	9,079,871
- Stock and Option Awards (a)		(9,227,829)	(8,008,059)
	+ Year End Fair Value of Equity Awards Granted in 2025	11,981,292	7,712,096
Equity Award Adjustments (b)	+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year End	2,577,480	1,094,793
	+ Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	29,085	(225,315)
Compensation Actually Paid		16,180,108	9,653,386
(a)Reflects the grant date fair value of stock option awards as disclosed in the Summary Compensation Table for 2025.

(b)These amounts represent the sum of the fair value of all stock option awards granted during 2025, measured at the end of the year (or, for stock option awards that vested in 2025, as of the vesting date). Fair value is calculated in accordance with ASC Topic 718. For performance-based stock options, we have assumed achievement of performance goals at maximum (i.e., 100% of target).
(3)The chart below outlines our non-PEO NEOs for 2025, 2024, 2023, 2022 and 2021.

2025	2024	2023	2022	2021
—	—	—	—	Michael Weening
Cory Sindelar	Cory Sindelar	Cory Sindelar	Cory Sindelar	Cory Sindelar
John Durocher (a)	-	-	-	-
Shane Eleniak	Shane Eleniak	Shane Eleniak	Shane Eleniak	Shane Eleniak
J. Matthew Collins (b)	J. Matthew Collins	J. Matthew Collins	J. Matthew Collins	J. Matthew Collins
(a)    Mr. Durocher was appointed COO in November 2025.
(b)    Mr. Collins served as our CCOO until his passing on May 7, 2025.
(4)Total Shareholder Return for each year is based on an initial fixed investment of $100 in our stock on December 31, 2020.
(5)The peer group reflects the S&P 500 Communications Equipment Index, assuming a fixed investment of $100 as of December 31, 2020.
(6)The dollar amounts reported reflect our net income as reported in our audited financial statements for each applicable year.
(7)The dollar amounts represent the most important financial performance measure not otherwise reported in the above table that is used by the Company to link actual compensation paid during the most recent year to the Company’s performance, as required pursuant to Item 402(v) of Regulation S-K. Non-GAAP Operating Income is defined as operating income on a GAAP basis less certain items that are not considered indicative of our performance, consisting of: stock-based compensation, intangible asset amortization and other charges. Reconciliation of these non-GAAP amounts to GAAP is provided in Appendix B.

Relationship between Compensation and Financial Performance
The table below shows the relationship between the compensation actually paid to the PEOs and Average non-PEO NEOs relative to Total Shareholder Return (“TSR”) for Calix and the peer group for 2025, 2024, 2023, 2022 and 2021.

Compensation Actually Paid vs. TSR

2021
2022
2023
2024
2025
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
Compensation Actually Paid ($000)
$300
$250
$200
$150
$100
$50
$0
Value of Initial $100 Investment (TSR)
$30,363
$15,939
$17,459
-$1,093
$5,952
-$13,127
-$2,804
$2,278
$2,816
$16,180
$9,653
Compensation Actually Paid to PEO (Weening)
Compensation Actually Paid to PEO (Russo)
Average Compensation Actually Paid to Non-PEO NEOs
Calix Total Shareholder Return
Peer Group Total Shareholder Return

The table below shows the relationship between the compensation actually paid to the PEOs and Average non-PEO NEOs relative to net income and non-GAAP operating income for 2025, 2024, 2023, 2022 and 2021.
(1)Non-GAAP Operating Income is defined as operating income on a GAAP basis less certain items that are not considered indicative of our performance, consisting of: stock-based compensation, intangible asset amortization and other charges. Reconciliation of these non-GAAP amounts to GAAP is provided in Appendix B.

The Company and the Talent and Compensation Committee consider the following metrics to have the greatest influence on executive pay for our PEO and other NEOs: Bookings, Revenue, Non-GAAP Gross Margin and Non-GAAP Operating Income.